UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                   MAY 8, 2006
                                (Date of Report)


                         CLEAN WATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-27629                    23-2426437
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


                     4030 PALOS VERDES DRIVE N., SUITE 104,
                             ROLLING HILLS, CA 90274
                    (Address of principal executive offices)

                                 (310) 265-8918
              (Registrant's telephone number, including area code)



         2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, FL 34688
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

        This Report on Form 8-K being filed by Clean Water Technologies, Inc., a Delaware corporation (the "REGISTRANT" or the "COMPANY") relates to the closing of a private placement of securities on May 8, 2006.

ITEM. 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM. 2.03      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
                AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM. 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

        On May 8, 2006, the Registrant in a private placement through Northeast Securities Inc. (the "PLACEMENT AGENT"), accepted subscriptions for 70 units of its securities (each a "UNIT"), each Unit comprised of 9% Convertible Notes in the principal amount of $37,500 (the "NOTES"), warrants (the "WARRANTS") to acquire an aggregate of 3,750 shares of common stock, par value $0.001 per share (the "COMMON STOCK"), and 16,667 shares of Common Stock. The purchase price per Unit was $50,000, for aggregate gross proceeds of $3,500,000 for all of the Units before payment of $273,000 in commissions to the Placement Agent and offering expenses in the amount of $29,883.44. Pursuant that certain Engagement Letter (the "ENGAGEMENT LETTER"), dated April 11, 2006 between the Registrant and the Placement Agent and that certain Side Letter Agreement (the "SIDE
LETTER") between the Registrant and the Placement Agent, dated April 20, 2006, the Company issued to the Placement Agent and its designees in connection with the sale of the 70 Units, 204,167 warrants. The private placement of the Units was made pursuant to Subscription Agreements between the Registrant and each of the purchasers of the Units.

        The exercise price of each of the Warrants is $1.00 per share of Common Stock. The Warrants are exercisable at any time or from time to time on or after April 28, 2006 (the "INITIAL EXERCISE DATE") until the third anniversary of the Initial Exercise Date.

        The Notes are mandatorily convertible into shares of Series A 9% Cumulative Convertible Preferred Stock, par value $0.001 per share, of the Company, with a stated value of $10 per share (the "PREFERRED STOCK"), following the creation of such series of securities and the expiration of the requisite waiting period relating to the distribution of an Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, being distributed to stockholders.

        In addition,  the holders of $775,000 aggregate  principal amount of the
12% Senior Secured Convertible Notes due 2006 (the "PRIOR NOTES") of the Registrant's wholly-owned subsidiary, SheerVision, Inc., a California corporation ("SHEERVISION-CA"), agreed to convert their Prior Notes and, in lieu of receiving cash in the amount of $600,625 upon such conversion, accepted an aggregate of 12.0125 Units.

        Each of the purchasers of the Units has represented that the purchaser is an "accredited investor" and has agreed that the securities issued in the private placement are to bear a restrictive legend against resale without registration under the Act. The securities making up the Units were sold by the Registrant pursuant to the exemption from registration afforded by Section 4(2) of the Act and Registration D thereunder.

        The Registrant announced the closing of the private placement on May 11, 2006. See Registrant's Press Release attached hereto as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENT AND EXHIBITS

(d)     Exhibits

         3.1 Form of Certificate of Designations, Preferences and Rights of Series A Preferred Stock as filed with the Secretary of State of Delaware

         4.1    Form of Warrant to purchase Common Stock

         4.2    Form of Warrant issued to Placement Agent

        10.1    Form of Subscription Agreement

        10.2    Form of 9% Convertible Promissory Note

        10.3    Form of Engagement Letter

        10.4    Form of Side Letter

        10.5    Form of Registration Rights Letter

        99.1    Press Release, dated May 11, 2006

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 10, 2006

                                        CLEAN WATER TECHNOLOGIES INC.


                                           /s/ Suzanne Lewsadder
                                        ------------------------------
                                        Name: Suzanne Lewsadder
                                        Title: Chief Executive Officer